                                                                    EXHIBIT 24.2


                              POWER OF ATTORNEY

        The undersigned hereby appoints Lawrence W. Inlow, Karl W. Kindig and Kathleen S. Kiefer, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 1996.

                                             /s/ M. Phil Hathaway
                                                 ----------------------
                                                 M. Phil Hathaway

                              POWER OF ATTORNEY

        The undersigned hereby appoints Lawrence W. Inlow, Karl W. Kindig and Kathleen S. Kiefer, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 1996.

                                             /s/ Stephen C. Hilbert
                                                 ----------------------
                                                 Stephen C. Hilbert

                              POWER OF ATTORNEY

        The undersigned hereby appoints Lawrence W. Inlow, Karl W. Kindig and Kathleen S. Kiefer, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 1996.

                                             /s/ Rollin M. Dick
                                                 ----------------------
                                                 Rollin M. Dick

                                                                    EXHIBIT 24.2


                              POWER OF ATTORNEY

        The undersigned hereby appoints Lawrence W. Inlow, Karl W. Kindig and Kathleen S. Kiefer, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 1996.

                                             /s/ Donald F. Gongaware
                                                 ----------------------
                                                 Donald F. Gongaware

                              POWER OF ATTORNEY

        The undersigned hereby appoints Lawrence W. Inlow, Karl W. Kindig and Kathleen S. Kiefer, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 1996.

                                             /s/ David R. Decatur
                                                 ----------------------
                                                 David R. Decatur

                              POWER OF ATTORNEY

        The undersigned hereby appoints Lawrence W. Inlow, Karl W. Kindig and Kathleen S. Kiefer, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 1996.

                                             /s/ Ngaire E. Cuneo
                                                 ----------------------
                                                 Ngaire E. Cuneo